Exhibit 10.6

FIRST AMENDMENT
TO
PARTICIPATION AGREEMENT

          THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is dated as of January 31, 2003, by and among QUANTUM CORPORATION, a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); COMERICA BANK-CALIFORNIA, FLEET NATIONAL BANK and KEYBANK NATIONAL ASSOCIATION as Participants (together with their permitted successors and assigns and SELCO SERVICE CORPORATION, in its capacity as a Participant, each a "Participant" and collectively the "Participants"); and KEYBANK NATIONAL ASSOCIATION (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.

RECITALS

          A.     Lessee, Lessor, Agent and Participants are parties to a Participation Agreement dated as of December 17, 2002 (the "Participation Agreement").

          B.     Lessee has requested that the Lessor, Agent and Participants amend the Participation Agreement and certain other of the Operative Documents, and Lessor, Agent and Participants have agreed, subject to satisfaction of the conditions set forth herein, to modify the definition of "Consolidated EBITDA" under the Participation Agreement to permit the addition, for purposes of calculating Lessee's Consolidated EBITDA, of certain in-process research and development charges for Lessee's fiscal quarter ending March 31, 2003 in an amount not to exceed $9,500,000.

          C.     Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Appendix 1 to the Participation Agreement, as amended by this Amendment.

          NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1
AMENDMENTS TO PARTICIPATION AGREEMENT

          This Amendment shall be deemed to be an amendment to the Participation Agreement and shall not be construed in any way as a replacement or substitution therefor.  All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Participation Agreement as if such terms and provisions were set forth in full therein.

                    1.1   The definition of “Consolidated EBITDA” contained in Appendix 1 to the Participation Agreement is amended and restated in its entirety as follows:

          "“Consolidated EBITDA” means the sum of the following, provided that the items contained in (b)-(h) below shall be added to (a) only to the extent they have been deducted in the calculation of Consolidated Net Income and, therefore, form no part of Consolidated Net Income:

(a)

Consolidated Net Income, provided that (i) all gains and all losses realized by Lessee and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock of Lessee or any Subsidiary, shall be excluded from such Consolidated Net Income, (ii) net income or net loss of Lessee and its Subsidiaries combined on a “pooling of interests” basis attributable to any period prior to the date of such combination shall be excluded from such Consolidated Net Income, (iii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring shall be excluded from such Consolidated Net Income; and

(b)	Consolidated Interest Charges; and

(c)	The amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income; and

(d)	The amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, including any impairment of goodwill as defined under FAS 142; and

(e)	Any non-cash stock based compensation charges per GAAP; and

(f)

Non-cash charges related to Lessee's sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., both net of any tax benefits or liabilities created by the same, for the quarters ending September 2002, December 2002 and March 2003; and

(g)

Cash charges related to Lessee's facilities and personnel reductions, the sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., for the quarters ending September 2002 (not to exceed $17,600,000), December 2002 (not to exceed $20,000.000) and March 2003 (not to exceed $5,000,000); and

(h)	Non-cash charges for the quarter ending March 31, 2003 for Lessee's in-process research and development (not to exceed $9,500,000)."

                    1.2   Section IV of Schedule 2 to Exhibit L (Form of Compliance Certificate) is amended and restated in its entirety as follows:

"IV.     Section 10.2(k)(iv) – Minimum Consolidated EBITDA.

A.	Consolidated EBITDA measured on the last day of any fiscal quarter of Lessee commencing with the fiscal quarter ending December 31, 2002 (each period referred to as a "Quarter"):

1.	Consolidated Net Income for Quarter in accordance with subsection (a) of definition of Consolidated EBITDA in Credit Agreement:	$

2.	Consolidated Interest Charges for Quarter:	$

3.	The amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income for Quarter:	$

4.	The amount of depreciation and amortization expense deducted in determining such Consolidated Net Income for Quarter, including any impairment of goodwill as defined under FAS 142:	$

5.	Any non-cash stock based compensation charges per GAAP for Quarter:	$

6.

Non-cash charges related to the Lessee's sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., both net of any tax benefits or liabilities created by the same, for the quarters ending September 2002, December 2002 and March 2003:

$

7.

Cash charges related to the Lessee's facilities and personnel reductions, the sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., for the quarters ending September 2002 (not to exceed $17,600,000), December 2002 (not to exceed $20,000.000) and March 2003 (not to exceed $5,000,000):

$

8.	Non-cash charges for the quarter ending March 31, 2003 for Lessee's in-process research and development (not to exceed $9,500,000):	$

9.	Total Consolidated EBIDTA (sum of Line IV.A.1-IV.A.8)	$

ARTICLE 2
CONDITIONS TO EFFECTIVENESS OF AMENDMENT

                    2.1   The effectiveness of this Amendment is subject to the fulfillment to the satisfaction of the following conditions precedent:

                                    (a)  This Amendment duly executed by the Lessee, the Lessor, the Required Participants and the Agent;

                                    (b)  A First Amendment to the Lease in the form of Attachment 1, duly executed by Lessor and Lessee and notarized for recording,

                                    (c)  A First Amendment to the Deed of Trust in the form of Attachment 2, duly executed by Lessor and Agent and notarized for recording;

                                    (d)  Agent shall have received appropriate authorization documents, including borrowing resolutions and certificates of incumbency, confirming to its satisfaction that all necessary corporate and organizational actions have been taken to authorize Lessee to enter into this Amendment; and

                                    (e)  Agent shall have received such other documents, instruments or agreements as Agent may require to effectuate the intents and purposes of this Amendment.

                    2.2   In addition, within a reasonable time period not to exceed thirty (30) days after recordation of the amendments described in 2.1(b) and 2.2(c), Lessee shall deliver to the Agent, the Lessor and the Participants (a) such endorsements as the Lessor and the Agent may reasonably request to each of the (i) ALTA owner's title insurance policy issued in connection with the closing of the Participation Agreement, and (ii) ALTA lender's title insurance policy issued in connection with the closing of the Participation Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

                    Lessee hereby represents and warrants to Lessor, Agent and the Participants that:

                    3.1   After giving effect to the amendment of the Participation Agreement pursuant to this Amendment and the consummation of the transactions contemplated hereby (i) each of the representations and warranties set forth in Section 8.3 of the Participation Agreement and in the other Operative Documents are true and correct in all respects as if made on the date hereof (with references to the Participation Agreement being deemed to include this Amendment), and (ii) there exists no Lease Event of Default or Potential Lease Default under the Operative Documents after giving effect to this Amendment.

                    3.2   Lessee has full corporate power and authority to execute and deliver this Amendment and the amendments described in 2.1(b) and 2.2(c), and to perform the obligations of its part to be performed under the Participation Agreement as amended hereby and the amendments described in 2.1(b) and 2.2(c).  Lessee has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment and the amendments described in 2.1(b) and 2.2(c).  No consent or approval of any person, no consent or approval of any landlord or mortgagee, no waiver of any lien or similar right and no consent, license, approval or authorization of any governmental authority or agency is or will be required in connection with the execution or delivery by Lessee of this Amendment or the amendments described in 2.1(b) and 2.2(c) or the performance by Lessee of the Participation Agreement as amended hereby.

                    3.3   This Amendment and the Participation Agreement as amended hereby are, or upon delivery thereof to Agent will be, the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

ARTICLE 4
MISCELLANEOUS

                    4.1   The Participation Agreement, the other Operative Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  Except as so amended hereby, the Participation Agreement and the other Operative Documents shall remain in full force and effect in accordance with their respective terms.

                    4.2   Lessee agrees to pay Agent on demand for all reasonable expenses, including reasonable fees and costs of attorneys and costs of recordation and title insurance, incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished hereunder.

                    4.3   This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

                    IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth in the preamble hereto.

QUANTUM CORPORATION, a Delaware corporation, as Lessee

By:  /s/ Mary Springer
 Name: Mary Springer
 Title:  Treasurer

KEYBANK NATIONAL ASSOCIATION, as Agent

By:  /s/ Robert W. Boswell
 Name: Robert W. Boswell
 Title:  Vice President

KEYBANK NATIONAL ASSOCIATION, as Participant

By:  /s/ Robert W. Boswell
 Name: Robert W. Boswell
 Title:  Vice President

FLEET NATIONAL BANK, as Participant

By:  /s/ Greg Roux
 Name: Greg Roux
 Title:  Managing Director

SELCO SERVICE CORPORATION, as Lessor

By:  /s/ Donald C. Davis
 Name: Donald C. Davis
 Title:  Vice President

SELCO SERVICE CORPORATION, as Participant

By:  /s/ Donald C. Davis
 Name: Donald C. Davis
 Title:  Vice President

COMERICA BANK-CALIFORNIA, as Participant

By:  /s/ Rob Ways
 Name: Rob Ways
 Title:  Vice President

ATTACHMENT 1

FORM OF FIRST AMENDMENT TO LEASE AGREEMENT

Prepared by and upon recording return to:

Timothy N. Brown, Esq.
Reed Smith Crosby Heafey LLP
Two Embarcadero Center, Suite 2000
San Francisco, California 94111

FIRST AMENDMENT TO MASTER LEASE, DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

     THIS FIRST AMENDMENT TO MASTER LEASE, DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") dated January 31, 2003, is entered into by and between SELCO SERVICE CORPORATION, an Ohio Corporation (the "Lessor") and QUANTUM CORPORATION, a Delaware corporation (the "Lessee").

RECITALS

     A.  The Lessor, Lessee, Keybank National Association, as Agent (in such capacity, the "Agent"), and the financial institutions from time to time parties thereto (the "Participants") are parties to the Participation Agreement, dated as of December 17, 2002 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement").

     B.  Pursuant to the Participation Agreement, the Lessor and the Lessee executed a Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Lease"), dated December 17, 2002, affecting certain real property located in El Paso County, Colorado, described in Schedule 1 to the Lease.  The Lease was recorded on December 23, 2002, in the Official Records of El Paso County, Colorado, as Document Number 202228819.

     C.  The Lessee now has requested the Lessor, the Participants and the Agent to amend the Participation Agreement in certain respects.

     D.  Pursuant to the First Amendment to Participation Agreement dated as of the date hereof ("First Amendment to Participation Agreement") among the Lessor, Lessee, the Required Participants and Agent, the parties thereto have agreed to amend the Participation Agreement upon the terms and subject to the conditions set forth therein, including without limitation, the execution, delivery and recordation of this Amendment.

AGREEMENT

     1.  Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the respective meanings given to those terms in Appendix 1 to the Lease, as amended by this Amendment.

     2.  Amendments to the Lease.  The definition of "Consolidated EBITDA" contained in Appendix 1 to the Lease is amended and restated in its entirety as follows:

     "“Consolidated EBITDA” means the sum of the following, provided that the items contained in (b)-(h) below shall be added to (a) only to the extent they have been deducted in the calculation of Consolidated Net Income and, therefore, form no part of Consolidated Net Income:

(a)

Consolidated Net Income, provided that (i) all gains and all losses realized by Lessee and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock of Lessee or any Subsidiary, shall be excluded from such Consolidated Net Income, (ii) net income or net loss of Lessee and its Subsidiaries combined on a “pooling of interests” basis attributable to any period prior to the date of such combination shall be excluded from such Consolidated Net Income, (iii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring shall be excluded from such Consolidated Net Income; and

(b)	Consolidated Interest Charges; and

(c)	The amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income; and

(d)	The amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, including any impairment of goodwill as defined under FAS 142; and

(e)	Any non-cash stock based compensation charges per GAAP; and

(f)

Non-cash charges related to Lessee's sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., both net of any tax benefits or liabilities created by the same, for the quarters ending September 2002, December 2002 and March 2003; and

(g)

Cash charges related to Lessee's facilities and personnel reductions, the sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., for the quarters ending September 2002 (not to exceed $17,600,000), December 2002 (not to exceed $20,000.000) and March 2003 (not to exceed $5,000,000); and

(h)	Non-cash charges for the quarter ending March 31, 2003 for Lessee's in-process research and development (not to exceed $9,500,000)."

     3.  Effective Date.  This Amendment shall become effective on the date of satisfaction of the conditions set forth in Section 2.1 of the First Amendment to Participation Agreement (the "Effective Date").

     4.  Effect of this Amendment.  On and after the Effective Date, each reference in the Lease and the other Operative Documents to the Lease shall mean the Lease as amended hereby.  Except as specifically amended above, (a) the Lease shall remain in full force and effect, and (ii) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, alter or affect any provision, condition, or covenant contained in the Lease or the other Operative Documents or affect or impair any rights, powers, or remedies of the Lessor, Agent or the Participants.

     5.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

LESSOR:

SELCO SERVICE CORPORATION, as Lessor

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

LESSEE:

SELCO SERVICE CORPORATION, as Lessee

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

[ATTACH NOTARY ACKNOWLEDGMENTS]

STATE OF CALIFORNIA      )

                                  )  ss.

COUNTY OF SANTA CLARA)

On February 4 , 2003, before me,              Kelle R. Strauss, Notary Public                        ,
        Date                           Name and Title of Officer (e.g. “Jane Doe, Notary Public”)

Personally appeared          Mary Springer          ,
                               Name of Signer(s)

¨[X] personally known to me – OR – [  ]  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Kelle R. Strauss
 Signature of Notary Public

Kelle R. Strauss
Commission # 1304965
Notary Public-California
Santa Clara County
My Comm Expires May 18, 2005

ATTACHMENT 2

FORM OF FIRST AMENDMENT TO DEED OF TRUST

Prepared by and upon recording return to:

Timothy N. Brown, Esq.
Reed Smith Crosby Heafey LLP
Two Embarcadero Center, Suite 2000
San Francisco, California 94111

FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

          THIS FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") dated January 31, 2003, is entered into by and between SELCO SERVICE CORPORATION, an Ohio Corporation (the "Grantor") and KEYBANK NATIONAL ASSOCIATION, as Agent (in such capacity, the "Beneficiary").

RECITALS

          A.  The Grantor, Quantum Corporation (the "Lessee"), Keybank National Association, as Agent (in such capacity, the "Agent"), and the financial institutions from time to time parties thereto (the "Participants") are parties to the Participation Agreement, dated as of December 17, 2002 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement").

          B.  Pursuant to the Participation Agreement, the Grantor executed a Deed of Trust, Security Agreement and Fixture Filing ("Deed of Trust") in favor of Agent as Beneficiary, dated December 17, 2002, affecting the fee interest of Grantor in certain real property located in El Paso County, Colorado, described in Exhibit A to the Deed of Trust.  The Deed of Trust was recorded on December 23, 2002, in the Official Records of El Paso County, Colorado, as Document Number 202228823.

          C.  The Lessee now has requested the Grantor, the Participants and the Agent to amend the Participation Agreement in certain respects.

          D.  Pursuant to the First Amendment to Participation Agreement dated as of the date hereof ("First Amendment to Participation Agreement") among the Grantor, Lessee, the Required Participants and Agent, the parties thereto have agreed to amend the Participation Agreement upon the terms and subject to the conditions set forth therein, including without limitation, the execution, delivery and recordation of this Amendment.

AGREEMENT

          1.  Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the respective meanings given to those terms in Appendix 1 to the Deed of Trust, as amended by this Amendment.

          2.  Amendments to the Mortgage.  The definition of "Consolidated EBITDA" contained in Appendix 1 to the Deed of Trust is amended and restated in its entirety as follows:

          "“Consolidated EBITDA” means the sum of the following, provided that the items contained in (b)-(h) below shall be added to (a) only to the extent they have been deducted in the calculation of Consolidated Net Income and, therefore, form no part of Consolidated Net Income:

(a)

Consolidated Net Income, provided that (i) all gains and all losses realized by Lessee and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock of Lessee or any Subsidiary, shall be excluded from such Consolidated Net Income, (ii) net income or net loss of Lessee and its Subsidiaries combined on a “pooling of interests” basis attributable to any period prior to the date of such combination shall be excluded from such Consolidated Net Income, (iii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring shall be excluded from such Consolidated Net Income; and

(b)	Consolidated Interest Charges; and

(c)	The amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income; and

(d)	The amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, including any impairment of goodwill as defined under FAS 142; and

(e)	Any non-cash stock based compensation charges per GAAP; and

(f)

Non-cash charges related to Lessee's sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., both net of any tax benefits or liabilities created by the same, for the quarters ending September 2002, December 2002 and March 2003; and

(g)

Cash charges related to Lessee's facilities and personnel reductions, the sale of the Network Attached Storage business and the outsourcing of its manufacturing operations to Jabil Circuit, Inc., for the quarters ending September 2002 (not to exceed $17,600,000), December 2002 (not to exceed $20,000.000) and March 2003 (not to exceed $5,000,000); and

(h)	Non-cash charges for the quarter ending March 31, 2003 for Lessee's in-process research and development (not to exceed $9,500,000)."

          3.  Effective Date.  This Amendment shall become effective on the date of satisfaction of the conditions set forth in Section 2.1 of the First Amendment to Participation Agreement ("Effective Date").

          4.  Effect of this Amendment.  On and after the Effective Date, each reference in the Deed of Trust and the other Operative Documents to the Deed of Trust or Mortgage shall mean the Deed of Trust as amended hereby.  Except as specifically amended above, (a) the Deed of Trust shall remain in full force and effect, and (ii) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, alter or affect any provision, condition, or covenant contained in the Deed of Trust or the other Operative Documents or affect or impair any rights, powers, or remedies of the Lessor, Agent or the Participants.

          5.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

GRANTOR:

SELCO SERVICE CORPORATION, as Grantor

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

BENEFICIARY:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

  [ATTACH NOTARY ACKNOWLEDGMENTS]

STATE OF COLORADO

COUNTY OF BOULDER ss.

On this 10th day of February, 2003, before me, Erin M. Perry a Notary Public in and for the State of Colorado personally appeared Donald C. Davis personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature /s/ Erin M. Perry

My commission expires 2/22/03 .